UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2018

MARRIOTT VACATIONS WORLDWIDE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35219	45-2598330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6649 Westwood Blvd., Orlando, FL		32821
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (407) 206-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Marriott Vacations Worldwide Corporation (“MVW”) held a special meeting of stockholders (the “Special Meeting”) on August 28, 2018 to consider certain matters relating to the Agreement and Plan of Merger, dated as of April 30, 2018 (the “Merger Agreement”), by and among MVW, ILG, Inc. (“ILG”), Ignite Holdco, Inc., a Delaware corporation and wholly-owned direct subsidiary of ILG (“Holdco”), Ignite Holdco Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of Holdco, Volt Merger Sub, Inc., a Delaware corporation and wholly-owned direct subsidiary of MVW, and Volt Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of MVW.

Of the 26,572,516 shares of MVW common stock outstanding and entitled to vote as of the close of business on July 13, 2018, the record date for the special meeting, 22,075,370 shares were present in person or represented by proxy at the meeting, or approximately 83.07% of the total outstanding shares of MVW common stock, which was sufficient to constitute a quorum. The final results of voting for the only matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 — Approval of Issuance of MVW Common Stock

MVW’s stockholders approved a proposal to issue shares of MVW common stock to ILG stockholders in the Combination Transactions (as such term is defined in the Merger Agreement). There were 21,977,291 votes FOR the MVW stock issuance proposal, 37,162 votes AGAINST the MVW stock issuance proposal, 60,917 abstentions and 0 broker non-votes.

Item 8.01.	Other Events

On August 28, 2018, and in connection with the special meeting described above, MVW and ILG issued a joint press release announcing the results of MVW’s special meeting of stockholders and ILG’s special meeting of stockholders. A copy of the press release is furnished as Exhibit 99.1 to this report.

Cautionary Statement Regarding Forward-Looking Statements

Information included or incorporated by reference in this communication, and information which may be contained in other filings with the Securities and Exchange Commission (the “SEC”) and press releases or other public statements, contains or may contain “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions.

Forward-looking statements are any statements other than statements of historical fact, including statements regarding MVW and ILG’s expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements regarding the proposed combination of MVW and ILG; our beliefs relating to value creation as a result of a potential combination of MVW and ILG; the expected timetable for completing the transactions; benefits and synergies of the transactions; future opportunities for the combined company; and any other statements regarding MVW’s and ILG’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with associates and labor unions, our ability to consummate potential acquisitions or dispositions, our relationships with the holders of licensed marks, and those additional factors disclosed as risks in other reports filed by us with the SEC, including those described in Part I of the MVW’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K as well as in ILG’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by MVW with the SEC, and any amendments thereto.

Other risks and uncertainties include the timing and likelihood of completion of the proposed transactions between MVW and ILG; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses of MVW and ILG will not be integrated successfully; the potential impact of disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the ability to retain key personnel; the availability of financing; the possibility that the proposed transactions do not close; as well as more specific risks and uncertainties. You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the businesses of MVW and

ILG described in their respective filings with the SEC, when reviewing any forward-looking statement. These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

Important Information and Where to Find It

In connection with the proposed transaction, on July 19, 2018, MVW filed with the SEC an amendment to the registration statement on Form S-4 that included a joint proxy statement/prospectus for the stockholders of MVW and ILG and was filed with the SEC on June 6, 2018. The registration statement was declared effective by the SEC on July 23, 2018. MVW and ILG mailed the definitive joint proxy statement/prospectus to their respective stockholders on or about July 25, 2018. On August 28, 2018, at their respective special meetings, MVW’s stockholders approved the issuance of MVW common stock in connection with the transactions contemplated by the Merger Agreement, and ILG stockholders approved the transactions contemplated by the Merger Agreement. This communication is not intended to be, and is not, a substitute for such filings or for any other document that MVW or ILG may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The registration statement, the joint proxy statement/prospectus and other relevant materials and any other documents filed or furnished by MVW or ILG with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders can obtain free copies of the registration statement and the joint proxy statement/prospectus from MVW by going to its investor relations page on its corporate web site at www.marriottvacationsworldwide.com and from ILG by going to its investor relations page on its corporate web site at www.ilg.com.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished with this report.

99.1	Joint Press Release, dated August 28, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

Date: August 28, 2018	By:	/s/ John E. Geller, Jr
John E. Geller, Jr.
Executive Vice President and Chief Financial and Administrative Officer

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